CONESTOGA SMALL CAP FUND

T i c k e r   S y m b o l :  C C A S X

Fund Objectives

The Fund seeks to provide long-term growth of capital. To this end, the Fund strives to generate long-term investment returns favorable to its benchmarks with lower risk. The Fund typically holds 45-50 small capitalization stocks that have met Conestoga’s fundamentally based, higher-quality, sustainable growth investment criteria. Conestoga seeks companies that have positive earnings, and which we believe can grow those earnings for an extended period of time at a 15-20% rate.  We also seek companies with low debt levels, high returns on equity (ROE), and which have other high-quality characteristics.

Management

William C. Martindale, Jr. and Robert M. Mitchell have co-managed the Fund since inception October 2002.

First Quarter Review and Commentary

Events around the world captured investors’ attention in the first quarter. Political turmoil in the Middle East, followed by a devastating earthquake and tsunami in Japan, provided investors with several new risk factors to consider. Oil prices rose from $91 to over $104 per barrel (WTI Crude) on concerns over potential supply disruptions. Meanwhile, the global economy seemed to still be in recovery mode, with improving jobs data and continued modest growth. Despite the troubling news around the world, stock markets moved higher for the full quarter. Small capitalization stocks continued their recent run of success over large capitalization stocks, with the Russell 2000 returning 7.94% versus the S&P 500 return of 5.92%.

Sector allocation and stock selection were mixed in the first quarter, with the positive benefits of the portfolio’s sector allocations offset by negative stock selection. Sector allocation decisions contributed to performance in Technology and Energy (both overweighted) as well as Consumer Discretionary (underweighted).Technology and Energy were the only sectors within the Russell 2000 Growth to post double-digit returns, with Energy rising over 20%.

Stock selection was most challenged in the Technology and Consumer Discretionary sectors.Within Technology, the strongest stocks were within the semiconductor industry, of which Conestoga has limited exposure.NVE Corp. (NVEC), a nanotechnology stock that was among the portfolio’s best performers in 2010, was flat for the first quarter. Additionally, the portfolio’s software services companies failed to keep pace with the overall Technology sector. Within Consumer Discretionary, the ongoing struggles of the for-profit education industry caused relative performance to lag versus the benchmark.

The Producer Durables and Energy sector provided the portfolio with several positive contributors to stock selection. Within Producer Durables, CoStar Group Inc. (CSGP); Raven Industries Inc. (RAVN); and Sun Hydraulics Corp. (SNHY) all contributed to excess return versus the sector .Each company is a fine example of reinvesting in their business during the recession to create stronger current return on investment for shareholders. Within Energy, the portfolio’s holdings rose about 28%, topping the Index’s very strong 20% return for the quarter. Leading the way were CARBO Ceramics Inc. (CRR) and Tesco Corp. (TESO).One Energy position, SM Energy Co. (SM), was sold due to its rise in market capitalization.

Performance as of March 31, 2011

1Q 2011

   1 Year     3Years   5Years   7Years   Since Inception

Conestoga Small Cap Fund

                   8.77%

   31.91%    11.28%   5.31%    8.44%    11.71%

Russell 2000 Growth

9.24%       31.04%    10.16%    4.34%   6.89%    12.16%

Russell 2000

7.94%       25.79%      8.57%    3.35%    6.60%    11.68%

Sector Weightings as of 3-31-11:

Consumer Discretionary

4.8%

Consumer Staples

0.0%

Energy

7.7%

Financial Services

10.2%

Health Care

17.0%

Materials & Processing

4.0%

Producer Durables

22.0%

Technology

29.7%

Utilities

0.0%

Cash

4.6%

Top Ten Equity Holdings as of 3-31-11:

CoStar Group Inc.	4.36%
Sun Hydraulics Corp.	4.25%
Bottomline Technologies Inc.	3.78%
Raven Industries Inc.	3.66%
CARBO Ceramics Inc.	3.51%
comScore Inc.	3.18%
Hittite Microwave Inc.	2.91%
NVE Corp.	2.88%
Simpson Manufacturing Inc.	2.81%
Advent Software Inc.	2.73%
*Total Percent of Portfolio:	34.07%

Market Capitalizations as of 3-31-11:

Mid Caps ( >$2 Bil)

19.7%

Small Caps ($500 Mil

 67.0%

-$2 Bil)

Micro Caps (<$500 Mil)        8.7%

Cash

  4.6%

Fund Characteristics 3-31-11:

	CCASX	Russell 2000	Rusell 2000 Growth
P/E (1 Yr Fwd excl Neg)	24.4x	17.0x	18.4x
P/E (1 Yr Fwd)	24.4x	19.4x	23.7x
Earnings Growth	20.1%	14.3%	17.7%
PEG Ratio	1.2	1.4	1.3
ROE - Last 4 Qtrs Avg	15.6%	6.7%	8.9%
Weighted Avg Mkt.Cap	$1,526 Mil	$1,425 Mil	$1,615 Mil
Long-Term Debt/Capital	3%	35%	37%
Dividend Yield	0.68%	1.14%	0.48%

Number of Holdings	46	1948

      1252

Fund Information:

Ticker	CCASX
CUSIP	207019100
Total Fund Assets (as of date)	$146.9 Mil
Inception Date	10/1/2002
Fiscal Year End	9/30

Fund Fees:

Management Fee	1.20%
Other Expenses	0.09%
12b-1 Fee	0.00%
Fee Waiver/ Expense Reimbursement	-0.19%
Total Fees	1.10%

For Additional Information: Contact Mark Clewett, Director of Institutional Sales, at (484) 654-1380 or via email at msclewett@conestogacapital.com.  You may also visit us on the web at www.conestogacapital.com.

Disclosures:  *Top Ten Equity Holdings as a percent of the Fund’s assets. The Conestoga Small Cap Fund can be purchased fund direct or is available through most major mutual fund platforms. Please visit www.conestogacapital.com or contact Conestoga    Capital Advisors for additional instructions. Conestoga Small Cap Fund and Russell 2000 characteristics are generated by Factset analytical system. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes reinvestment of   dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund’s prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The      prospectus contains information about the Fund’s investment objective, risks, charges, and expenses which an investor should consider before investing.

Conestoga Capital Advisors LLC • 259 N. Radnor-Chester Rd. • Radnor Court, Suite 120 • Radnor, PA 19087

Phone: 484-654-1380  •   Fax: 610-225-0533  •  www.conestogacapital.com